ARDENT MINES LIMITED - INTERIM STATEMENTS OF OPERATIONS FOR SEPTEMBER 30, 2011 (USD $)	3 Months Ended	134 Months Ended
	Sep. 30, 2011	Sep. 30, 2011
Consulting fees	$ 58,238	$ 2,984,909
Director compensation	1,283,595	3,301,870
Executive compensation	100,200	474,200
Investment banking services		258,560
Other general and administrative	278,047	372,877
Legal and accounting	233,177	849,824
Marketing		86,080
Mining exploration		24,588
Travel	164,883	384,352
Total operating expenses	2,118,140	8,737,260
Interest expense	(14,063)	(40,294)
Other income		231
Interest income	213	316
Gain on derivatives	56,442	56,442
Debt forgiveness		37,714
Total other income	42,592	54,409
NET LOSS	(2,075,548)	(8,682,851)
Gain on foreign currency translation	153,492	153,492
Comprehensive loss	$ (1,922,056)	$ (8,529,359)
Net loss per share – basic and diluted (in Dollars per share)	$ (0.13)
basic and diluted (in Shares)	16,273,391	16,273,391